DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund (Fund)

Supplement to the Fund’s Statement of Additional Information
dated March 29, 2012

Effective November 9, 2012, the following replaces the information in the section entitled “Portfolio Managers –MCIM Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2012. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of September 30, 2012, except as noted below.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Brad Frishberg
Registered Investment Companies	1	$482.8 million	0	$0
Other Pooled Investment Vehicles	7	$701.0 million	0	$0
Other Accounts	4	$381.9 million	0	$0
Jonathon Ong
Registered Investment Companies	1	$482.8 million	0	$0
Other Pooled Investment Vehicles	7	$701.0 million	0	$0
Other Accounts	4	$381.9 million	0	$0

Effective November 9, 2012, the following replaces the information in the section entitled “Portfolio Managers –MCIM Portfolio Managers – Ownership of Securities”:

As of September 30, 2012, the following portfolio managers owned shares of Delaware Macquarie Global Infrastructure Fund:

Portfolio Manager	Dollar Range of Fund Shares Held*
Brad Frishberg	$100,000 - $500,000

*	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2012.